UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 24, 2025

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange
3.700% Medium-Term Notes, Series A, due April 15, 2030	AL30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, Air Lease Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Plaintiffs”) submitted insurance claims and commenced litigation (the “California Litigation”) against the insurers (collectively, the “C&P Insurers”) on the Plaintiffs’ contingent and possessed insurance policy (the “C&P Policy”) to recover losses relating to aircraft detained in Russia. While the California Litigation remains ongoing against a majority of the C&P Insurers, during the first quarter of 2025, the Plaintiffs have entered into settlement agreements with certain C&P Insurers, pursuant to which the Company has received an aggregate of $328.5 million in cash insurance settlement proceeds, which will be recorded as an insurance recovery in its financial statements in the first quarter of 2025. To date, including these cash insurance settlement proceeds, the Company has recovered an aggregate of $424.3 million against its initial $791.0 million write-off of its interests in owned aircraft detained in Russia taken during the first quarter of 2022.

Pursuant to the terms of the settlement agreements and following receipt of these proceeds, the Plaintiffs (i) released their insurance claims against the settling C&P Insurers under the C&P Policy, (ii) released their insurance claims against the settling C&P Insurers under the reinsurance policies at issue in the Plaintiffs’ related litigation against the Russian airlines’ insurers and reinsurers (the “London Litigation”), and (iii) dismissed, or are in the process of dismissing, the settling C&P Insurers from the California Litigation and London Litigation. The Company is currently in settlement discussions with other C&P Insurers but cannot predict if any settlements with any remaining C&P Insurers will occur and, if so, in what amounts.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s ongoing settlement discussions with C&P Insurers. Such statements are based on current expectations and are not guarantees of future outcomes. Actual results and outcomes may differ materially from those expressed in forward-looking statements due to a number of factors, including but not limited to, those risks discussed under “Part I - Item 1A. Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other SEC filings, including future SEC filings. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not intend and undertakes no obligation to update any forward-looking information to reflect actual results or events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: March 24, 2025	/s/ Gregory B. Willis
Gregory B. Willis
Executive Vice President and Chief Financial Officer

3